Tactical Dividend and Momentum Fund

(the “Fund”)

Class A	HTDAX
Class C	HTDCX
Class I	HTDIX
Class R	HTDRX

a Series of Two Roads Shared Trust

Supplement dated December 6, 2024

to the Prospectus and Statement of Additional Information (the “SAI”)

of the Fund each dated November 30, 2024

_________________________________________________________________________________

This Supplement provides new and additional information beyond that contained in the Prospectus and SAI and should be read in conjunction with the Prospectus and SAI. This Supplement supersedes any information to the contrary in the Prospectus and SAI.

Effective December, 6, 2024 (the “Closing Date”), the equity ownership of Hanlon Investment Management, Inc. (“Hanlon”), the investment adviser to the Tactical Dividend and Momentum Fund (the “Fund”) was involved in a restructuring (the “Transaction”) that is deemed to be a change of control of Hanlon under the Investment Company Act of 1940, as amended (the “1940 Act”), effective as of the closing time of the Transaction (the “Closing Time”) on the Closing Date. In connection with the Transaction, Hanlon was converted into a Delaware limited liability company and entered into an Internal Revenue Code Section 368(a)(1)(F) reorganization for U.S. federal income tax purposes with VestGen Investment Management, LLC (“VestGen”), which is considered to be the successor entity of Hanlon (collectively with Hanlon, the “Adviser”).

Effective as of the Closing Date, the investment advisory agreement between the Trust and Hanlon with respect to the Fund that was in effect prior to the Closing Time (the “Prior Advisory Agreement”) was terminated. As a result, the Fund’s Board of Trustees (the “Board”) will be considering approval of a new investment advisory agreement with respect to the Fund with VestGen (the “New Advisory Agreement”), with substantially the same terms as the Prior Advisory Agreement, including the compensation to be paid to the Adviser. If approved by the Board, the New Advisory Agreement will be submitted to the Fund’s shareholders for approval at a forthcoming special meeting of the Fund’s shareholders.

Pending Board and shareholder approval of the New Advisory Agreement, VestGen will continue to act as the investment adviser to the Fund pursuant to an interim advisory agreement (the “Interim Advisory Agreement”) between the Trust and the Adviser pursuant to Rule 15a-4 under the 1940 Act, which was approved by the Board of Trustees (comprised solely of trustees who are not “interested persons” of the Trust as defined by the 1940 Act) and that took effect on the Closing Date. The Interim Advisory Agreement would terminate upon the first to occur of the approval of the New Advisory Agreement by shareholders or 150 days after the Closing Date, unless sooner terminated by the Board or the Adviser.

The Transaction did not result in any change in the portfolio management of the Fund or in the Fund’s investment objective or principal investment strategies.

More detailed information regarding the Transaction and the proposal to be voted upon at the special meeting of the Fund’s shareholders will be provided in a proxy statement in connection with the special meeting.

All references to “Hanlon Investment Management, Inc.” in the Prospectus and SAI are hereby replaced with “VestGen Investment Management, LLC.”

More detailed information regarding the Transaction and the proposal to be voted upon at the special meeting of the Fund’s shareholders will be provided in a proxy statement in connection with the special meeting.

______________________________________

This Supplement and the existing Prospectus and SAI provide relevant information for all shareholders and should be retained for future reference. The Fund’s Prospectus and SAI have each been filed with the Securities and Exchange Commission and are incorporated by reference. Copies of these documents may be obtained without charge by visiting www.hanlonfunds.com or by calling 1-844-828-3212.